Fees Summary	Sep. 09, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 14,176,471.32
Previously Paid Amount	0.00
Total Fee Amount	2,092.45
Total Offset Amount	0.00
Net Fee	$ 2,092.45
Final Prospectus	false